SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2014
Body Central Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL		32217
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code: (904) 737-0811
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.
On November 13, 2014, Body Central Corp. (the “Company”), at the direction of the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm, effective immediately. The decision to change accounting firms was approved by the Audit Committee on November 13, 2014.
During the Company’s two most recent fiscal years ended December 29, 2012 and December 28, 2013 and through the date of their dismissal, November 13, 2014, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of disagreement in their reports on the Company’s consolidated financial statements. In addition, during such periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. PricewaterhouseCoopers’ reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 29, 2012 and December 28, 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except their report dated March 26, 2014 on the Company’s consolidated financial statements as of December 28, 2013 contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.
The Company provided PricewaterhouseCoopers with a copy of this Current Report on Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested PricewaterhouseCoopers furnish the Company with a letter addressed to the SEC, stating whether it agrees with the above statements in this Item 4.01(a) and if not, stating the respects in which it does not agree. A letter addressed to the SEC from PricewaterhouseCoopers stating that it agrees with the statements made herein is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of new independent registered public accounting firm.

On November 13, 2014, the Company, at the direction of the Audit Committee, engaged Hancock Askew & Co., LLP (“Hancock Askew”), effective immediately, to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending January 3, 2015. The Audit Committee approved the engagement of Hancock Askew on November 13, 2014.

During the Company’s fiscal years ended December 29, 2012 and December 28, 2013, and the subsequent interim period prior to engaging Hancock Askew, neither the Company nor anyone on its behalf has consulted with Hancock Askew regarding either of the following: (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Hancock Askew did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Hancock Askew concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01. Other Events.

On November 18, 2014, the Company issued a press release announcing the Company’s decision to change auditors as reported in Item 4.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company's management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated November 18, 2014.

99.1	Press Release of Body Central Corp. dated November 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

Dated: November 18, 2014	By:	/s/ Timothy J. Benson
Name: Timothy J. Benson
Title: Senior Vice President, Finance and Secretary

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